     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/William L. Armstrong

William L. Armstrong

Witness:/s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/George C. Bowen

George C. Bowen

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Edward Cameron

Edward Cameron

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Jon S. Fossel

Jon S. Fossel

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Sam Freedman

Sam Freedman

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Richard F. Grabish

Richard F. Grabish

Witness: /s/Kathleen T. Ives

Kathleen T. Ives

Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Beverly L. Hamilton

Beverly L. Hamilton

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Robert J. Malone

Robert J. Malone

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/F. William Marshall, Jr.

F. William Marshall, Jr.

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as President, Principal Executive Officer and as a Director or Trustee of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements, proxy voting reports or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/John V. Murphy

John V. Murphy

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary

     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Treasurer, Principal Financial & Accounting Officer of Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Capital Income Fund Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Security Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Investment Grade Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Municipal Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income Fund, Oppenheimer Target Distribution Fund, Oppenheimer Target Distribution & Growth Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registrations statements on From N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of August, 2009

/s/Brian W. Wixted

Brian W. Wixted

Witness: /s/Kathleen T. Ives

     Kathleen T. Ives,
     Assistant Secretary